UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Capitalized terms used but not defined in this Exhibit 99.3 shall have the meanings ascribed to them in the Current Report on Form 8-K (“Report”) filed with the Securities and Exchange Commission (“Commission”) on February 3, 2023, of which this Exhibit 99.3 forms a part and, if not defined in the Report.

Introduction

The unaudited pro forma combined balance sheet as of September 30, 2022, gives pro forma effect to Arvana Inc.’s (“Arvana”) acquisition of Down2Fish Charters LLC (“Down2Fish”), as summarized below, as if it had been consummated as of that date. The unaudited pro forma combined statements of operations for the year ended December 31, 2021, and September 30, 2022, give pro forma effect to the acquisition as if it had occurred as of January 1, 2021. This information should be read together with Down2Fish’s and Arvana Inc.’s respective financial statements and related notes.

The unaudited pro forma combined balance sheet as of September 30, 2022, has been prepared using the following:

•	Down2Fish’s unaudited historical balance sheet as of September 30, 2022, included as Exhibit 99.2 to this Report; and
•	Arvana’s unaudited historical balance sheet as of September 30, 2022, included in its Form 10-Q filed with the Commission on November 22, 2022, incorporated herein by reference.

The unaudited pro forma combined statement of operations for the year ended December 31, 2021, has been prepared using the following:

•	Down2Fish’s audited historical statement of operations for the year ended December 31, 2021, included as Exhibit 99.1 to this Report; and
•	Arvana’s audited historical statement of operations for the year ended December 31, 2021, included in its 10-K filed with the Commission on April 21, 2022.

The unaudited pro forma combined statement of operations for the nine-months ended September 30, 2022, has been prepared using the following:

•	Down2Fish’s unaudited historical statement of operations for the nine-months ended September 30, 2022, included as Exhibit 99.2 to this Report; and
•	Arvana’s unaudited historical statement of operations for the nine-months ended September 30, 2022, included in its Form 10-Q filed with the Commission on November 22, 2022, incorporated herein by reference.

Description of the Transaction

Arvana acquired Down2Fish for fifty thousand dollars ($50,000) on closing, and a promissory note in the amount of seven hundred thousand dollars ($700,000) payable in one lump sum twenty-four (24) months after the closing date that bears interest of seven and one quarter percent (7¼ %) per annum pursuant to the terms and conditions of a Business Purchase Agreement (“Agreement”). Interest on the initial twelve (12) months of the promissory note is payable on its 12-month anniversary. The Agreement contains those representations, warranties, and covenants customary in scope for a transaction of this nature which includes the satisfactory completion of due diligence, the grant of a security interest in Down2Fish, and the compilation of financial statements in accordance with U.S. GAAP.

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Accounting for the Merger

The acquisition of Down2Fish by Arvana is accounted for as a business combination in accordance with U.S. GAAP. Under this method of accounting, Down2Fish is treated as the “acquired” company for financial reporting purposes and Arvana Inc. is treated as the accounting acquirer. Arvana has been determined to be the accounting acquirer based on evaluation of the following facts and circumstances:

•	Arvana’s existing stockholders continue to control the entire voting interest of the post-combination company;
•	Arvana’s senior management is unchanged in the post-combination company; and
•	Arvana’s operations comprise the ongoing operations of the post-combination company.

Accordingly, for accounting purposes, the acquisition is treated as the equivalent of a capital transaction in which Arvana is purchasing the net assets of Down2Fish. The net assets of Down2Fish are stated at historical cost. Operations prior to the acquisition are those of Down2Fish.

Basis of Pro Forma Presentation

The unaudited pro forma combined financial statements were prepared in accordance with Article 11 of Commission Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaces the existing pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). Arvana has elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments in the unaudited pro forma combined financial information. The adjustments presented on the unaudited pro forma combined financial statements have been identified and presented to provide relevant information necessary to assist in understanding the post-combination company upon consummation of the merger.

The unaudited pro forma combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma combined financial information as being indicative of the historical financial position and results that would have been achieved had the companies always been combined or the future financial position and results that the post-combination company will experience. Down2Fish and Arvana have not had any historical relationship prior to the acquisition. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

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Arvana Inc.

Unaudited Pro Forma Combined Balance Sheets

As of September 30, 2022

	(A)	(B)
	Historical		Pro-Forma	Pro-Forma
	Arvana	Down2Fish	Adjustments	Balance Sheet
ASSETS
Current Assets
Cash	$214,014	$2,189	—	$216,203
Total Current Assets	214,014	2,189	—	216,203

Property and Equipment	—	209,920	—	209,920
Intangible Assets	—	26,000	—	26,000
Total Assets	$214,014	$238,109	$—	$452,123

LIABILITIES AND STOCKHOLDERS’ AND MEMBER’S EQUITY (DEFICIT)

Current Liabilities
Accounts payable	$30,245	$6,690	—	$36,935
Accrued liabilities	10,104	—	—	10,104
Related party payables	4,425	1,990	—	6,415
Current portion of long-term debt	—	9,652	—	9,652
Total Current Liabilities	44,774	18,332	—	63,106

Long Term Liabilities
Related party payables	—	60,644	—	60,644
Notes payable, net of current portion	—	158,543	—	158,543
Total Long-Term Liabilities	—	219,187	—	219,187
Total Liabilities	$44,774	$237,519	—	$282,293

Stockholders’ and Member’s Equity (Deficit)
Common stock	35,949	—	—	35,949
Additional paid-in-capital	36,282,774			36,282,774
Member’s Equity		270,502	—	270,502
Accumulated Deficit	(36,146,147)	(269,912)	—	(36,416,059)
Total stockholders’ equity (deficit) before treasury stock	172,576	590	—	173,166
Less treasury stock – 2,085 common shares	(3,336)	—	—	(3,336)
Total stockholders’ and member’s equity (deficit)	169,240	590	—	169,830
Total liabilities and stockholders’ and member’s equity(deficit)	$214,014	$238,109	$—	$452,123

Pro Forma Adjustments to the Unaudited Condensed Combined Balance Sheet

(A)	Derived from the unaudited balance sheet of Arvana as of September 30, 2022. See Arvana’s unaudited balance sheet and related notes for the nine-month period ended September 30, 2022, included in its Form 10-Q filed with the Commission on November 22, 2022, incorporated herein by reference.
(B)	Derived from the unaudited balance sheet of Down2Fish as of September 30, 2022. See Down2Fish’s unaudited balance sheet and related notes for the nine-months ended September 30, 2022, included as Exhibit 99.2 to this Report.

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Arvana Inc.

Unaudited Pro Forma Combined Statements of Operations

As of December 31, 2021

	(A)	(B)
	Historical		Pro-Forma	Pro-Forma
	Arvana	Down2Fish	Adjustments	P & L
Revenue	$—	$38,760	$—	$38,760
Cost of Sales	—	82,396	—	82,760
Gross loss	—	(43,636)	—	(43,636)
Operating Expenses
General and administrative expenses	15,608	24,389	—	39,997
Professional Fees	87,096	—	—	87,096
Total operating expenses	$102,704	$24,389	$—	$127,093
Loss from operations	(102,704)	(68,025)	—	(170,729)
Interest expense	(19,207)	(14,187)	—	(33,394)
Foreign exchange gain	6,708	—	—	6,708
Loss on debt settlement	(12,460,079)	—	—	(12,460,079)
Other income	458,833	5,932	—	464,765
Loss on sale of assets	—	(1,711)	—	(1,711)
Net income and comprehensive income (loss)	$(12,116,448)	$(77,991)	$—	$(12,194,439)
Basic and Diluted Loss Per Share	$(0.68)	$—	$—	$(0.68)
Weighted average common shares outstanding – basic and diluted	17,720,619	—	—	17,720,619

Pro Forma Adjustments to the Audited Condensed Combined Statements of Operations

(A)	Derived from the audited statements of operations of Arvana as of December 31, 2021. See Arvana’s audited statement of operations and related notes for the year ended December 31, 2021, included in its Form 10-K filed with the Commission on April 21, 2022, incorporated herein by reference.
(B)	Derived from the audited balance sheet of Down2Fish as of December 31, 2021. See Down2Fish’s audited statement of operations and related notes for the year ended December 31, 2021, included as Exhibit 99.1 to this Report.

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Arvana Inc.

Unaudited Pro Forma Combined Statements of Operations

For the nine-months ended September 30, 2022

	(A)	(B)
	Historical		Pro-Forma	Pro-Forma
	Arvana	Down2Fish	Adjustments	P & L
Revenue	$—	$24,997	$—	$24,997
Cost of Sales	—	67,568	—	67,568
Gross loss	—	(42,571)	—	(42,571)
Operating Expenses
General and administrative expenses	58,845	14,661	—	73,506
Professional Fees	12,743	—	—	12,743
Total operating expenses	$71,588	$14,661	$—	$86,249
Loss from operations	(71,588)	(57,232)	—	(128,820)
Interest expense	(587)	(9,494)	—	(10,081)
Other income	15,000	—	—	15,000
Net income and comprehensive income (loss)	$(57,175)	$(66,726)	$—	$(123,901)
Basic and Diluted Loss Per Share	$(0.00)	$—	$—	$(0.00)
Weighted average common shares outstanding – basic and diluted	34,748,518	—	—	34,748,518

Pro Forma Adjustments to the Audited Condensed Combined Statements of Operations

(A)	Derived from the unaudited statements of operations of Arvana as of September 30, 2022. See Arvana’s unaudited statement of operations and related notes for the nine-months ended September 30, 2022, included in its Form 10-Q filed with the Commission on November 22, 2022, incorporated herein by reference.
(B)	Derived from the unaudited balance sheet of Down2Fish as of September 30, 2022. See Down2Fish’s unaudited statement of operations and related notes for the year ended September 30, 2022, included as Exhibit 99.2 to this Report.

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